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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2013

KKR Financial Holdings LLC

(Exact Name of Registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, 50th Floor, San Francisco, California	94104
(Address of principal executive office)	(Zip Code)

415-315-3620

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 10, 2013, an amendment (“Amendment No. 2”) to the Company’s Amended and Restated Operating Agreement became effective. Amendment No. 2 clarifies (a) the ability of the board of directors of the Company (the “Board”) to delegate to committees all powers and authorities of the Board, including any matter requiring the affirmative approval of a majority or other percentage of the Board and (b) the means by which members of the Board may waive required notice of Board meetings.

Amendment No. 2 is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of Amendment No. 2 is qualified in its entirety by reference to such exhibit.

Item 7.01              Regulation FD Disclosure.

On January 10, 2013, the Company issued a press release related to its offering of the Series A LLC Preferred Shares (as defined below).  A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.  The information contained in this Item 7.01 and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01              Other Events.

Underwriting Agreement

On January 10, 2013, KKR Financial Holdings LLC (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters (collectively, the “Underwriters”) to issue and sell (the “Offering”) 13,000,000 of the Company’s 7.375% Series A LLC Preferred Shares, no par value and liquidation preference $25 per share (the “Series A LLC Preferred Shares”), and, at the option of the Underwriters, up to an additional 1,950,000 Series A LLC Preferred Shares to cover over-allotments, if any. The Offering is expected to close on January 17, 2013.  The Underwriting Agreement contains certain customary representations, warranties and agreements by the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Offering is being made pursuant to a registration statement on Form S-3 (Registration No. 333-167479) and a related prospectus, including the related prospectus supplement (the “Prospectus Supplement”), filed with the Securities and Exchange Commission on January 10, 2013. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.  The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Updated Risk Factors

In anticipation of the issuance of the Series A LLC Preferred Shares on January 17, 2013, the Company is filing the risk factors attached hereto as Exhibit 99.2 for the purpose of updating certain portions of the risk disclosure with respect to the Company’s common shares contained under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K which was filed with the SEC on February 28, 2012.

Item 9.01              Financial Statements and Exhibits.

(d)                                 Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of January 10, 2013, among the Company, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC.

3.1	Amendment No. 2 to the Amended and Restated Operating Agreement of the Company, effective as of January 10, 2013.

99.1	Press Release titled “KKR Financial Holdings LLC Prices 7.375% Series A LLC Preferred Shares.”

99.2	Updated Risk Factors.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date of this current report and actual results may differ.  These forward-looking statements involve known and unknown risks, uncertainties and other factors beyond the Company’s control.  Any forward-looking statements speak only as of the date of this current report and the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on February 28, 2012 and the risks described in Exhibit 99.2 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR FINANCIAL HOLDINGS LLC

By:	/s/ NICOLE J. MACARCHUK
Name:	Nicole J. Macarchuk
Title:	Secretary and General Counsel

Date: January 10, 2013